

<ARTICLE>  6
<LEGEND>
                  Information is not provided for Class B shares of Merrill
Lynch Institutional Intermediate Fund (the "Fund") since no Class B shares of the Fund were publicly offered prior to the date of this Post-Effective
Amendment to the Registration Statement of the Fund on Form N-1A, under the
Securities Act of 1933 and the Investment Company Act of 1940, each as amended.
</LEGEND>
<CIK>      0000801421
<NAME>     Merrill Lynch Institutional Intermediate Fund
<SERIES>
  <NUMBER> 002
  <NAME>   Class B

<PERIOD-TYPE>                12-MOS
<FISCAL-YEAR-END>            OCT-31-1996
<PERIOD-START>               NOV-01-1995
<PERIOD-END>                 OCT-31-1996
<INVESTMENTS-AT-COST>        0
<INVESTMENTS-AT-VALUE>       0
<RECEIVABLES>                0
<ASSETS-OTHER>               0
<OTHER-ITEMS-ASSETS>         0
<TOTAL-ASSETS>               0
<PAYABLE-FOR-SECURITIES>     0
<SENIOR-LONG-TERM-DEBT>      0
<OTHER-ITEMS-LIABILITIES>    0
<TOTAL-LIABILITIES>          0
<SENIOR-EQUITY>              0
<PAID-IN-CAPITAL-COMMON>     0
<SHARES-COMMON-STOCK>        0
<SHARES-COMMON-PRIOR>        0
<ACCUMULATED-NII-CURRENT>    0
<OVERDISTRIBUTION-NII>       0
<ACCUMULATED-NET-GAINS>      0
<OVERDISTRIBUTION-GAINS>     0
<ACCUM-APPREC-OR-DEPREC>     0
<NET-ASSETS>                 0
<DIVIDEND-INCOME>            0
<INTEREST-INCOME>            0
<OTHER-INCOME>               0
<EXPENSES-NET>               0
<NET-INVESTMENT-INCOME>      0
<REALIZED-GAINS-CURRENT>     0
<APPREC-INCREASE-CURRENT>    0
<NET-CHANGE-FROM-OPS>        0
<EQUALIZATION>               0
<DISTRIBUTIONS-OF-INCOME>    0
<DISTRIBUTIONS-OF-GAINS>     0
<DISTRIBUTIONS-OTHER>        0
<NUMBER-OF-SHARES-SOLD>      0
<NUMBER-OF-SHARES-REDEEMED>  0
<SHARES-REINVESTED>          0

<NET-CHANGE-IN-ASSETS>       0
<ACCUMULATED-NII-PRIOR>      0
<ACCUMULATED-GAINS-PRIOR>    0
<OVERDISTRIB-NII-PRIOR>      0
<OVERDIST-NET-GAINS-PRIOR>   0
<GROSS-ADVISORY-FEES>        0
<INTEREST-EXPENSE>           0
<GROSS-EXPENSE>              0
<AVERAGE-NET-ASSETS>         0
<PER-SHARE-NAV-BEGIN>        0.000
<PER-SHARE-NII>              0.000
<PER-SHARE-GAIN-APPREC>      0.000
<PER-SHARE-DIVIDEND>         0.000
<PER-SHARE-DISTRIBUTIONS>    0.000
<RETURNS-OF-CAPITAL>         0.000
<PER-SHARE-NAV-END>          0.000
<EXPENSE-RATIO>              0.000
<AVG-DEBT-OUTSTANDING>       0
<AVG-DEBT-PER-SHARE>         0.000

